Exhibit 10.44

Execution Version

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT to the Credit Agreement referred to below, dated as of April 28, 2023 (this “Sixth Amendment”) by and among HLF Financing SaRL, LLC, a Delaware limited liability company (the “Term Loan Borrower”), Herbalife Ltd. (f/k/a Herbalife Nutrition Ltd.), a Cayman Islands exempted company incorporated with limited liability with company number 116838 and with its registered office at Maples Corporate Services Limited, P.O. Box 309, Ugland House, George Town, Grand Cayman, KY1-1104, Cayman Islands (“Parent”), Herbalife International Luxembourg S.à R.L., a Luxembourg private limited liability company (société à responsabilité limitée), existing and organized under the laws of Luxembourg, having its registered office at 16, Avenue de la Gare, L-1610 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B 88006 (“HIL”), Herbalife International, Inc., a Nevada corporation (“HII” and, together with Parent, the Term Loan Borrower and HIL, the “Revolver Borrowers”; the Revolver Borrowers, together with the Term Loan Borrower, are referred to herein as the “Borrowers”), certain subsidiaries of the Borrowers as Subsidiary Guarantors, the Term Loan A Lenders and the Revolving Credit Lenders under the Credit Agreement party hereto (consisting of at least the Required Pro Rata Facility Lenders (as defined in the Credit Agreement)) and Coöperatieve Rabobank U.A., New York Branch (“Rabobank”) as Term Loan A Agent and Revolver Administrative Agent (each as defined in the Credit Agreement; RaboBank, in such capacities, the “Pro Rata Agent”). Capitalized terms not otherwise defined in this Sixth Amendment have the same meanings as specified in the Credit Agreement.

RECITALS

WHEREAS, the Borrowers, the Subsidiary Guarantors, the several Lenders (as defined in the Credit Agreement) from time to time party thereto, Rabobank as the Term Loan A Agent and Revolver Administrative Agent and Jefferies Finance LLC, as the administrative agent for the Term Loan B Lenders and the Collateral Agent have entered into that certain Credit Agreement, dated as of August 16, 2018 (together with all exhibits and schedules attached thereto, as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Required Pro Rata Facility Lenders agree to amend certain provisions of the Credit Agreement as provided for herein;

WHEREAS, subject to certain conditions, the Required Pro Rata Facility Lenders are willing to agree to such amendment relating to the Credit Agreement;

WHEREAS, each Loan Party party hereto (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Sixth Amendment becoming effective and agrees to reaffirm its obligations, guaranties and any security interests granted by it pursuant to the Credit Agreement, the Collateral Documents, and the other Loan Documents to which it is a party; and

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.
Amendment to Credit Agreement.

Effective as of the Sixth Amendment Effective Date (as defined below), (for the avoidance of doubt, the amendments set forth herein shall not be superseded by Exhibit A to the Fifth Amendment to Credit Agreement, dated as of April 3, 2023, notwithstanding that such changes shall become effective after the Sixth Amendment Effective Date) and subject to the satisfaction of the conditions precedent set forth in SECTION 2 below, the Credit Agreement is hereby amended by deleting the maximum Total Leverage Ratio table in Section 6.14 of the Credit Agreement and replacing it with the following:

Period	Ratio
September 30, 2018 to September 30, 2021	4.00:1.00
December 31, 2021 to December 31, 2022	3.75: 1.00
March 31, 2023 to December 31, 2023	4.50:1.00
March 31, 2024	4.25:1.00
June 30, 2024 and thereafter	4.00:1.00

SECTION 2.
Conditions of Effectiveness. The effectiveness of this Sixth Amendment is subject to the satisfaction of the following conditions (the date of satisfaction of such conditions being referred to herein as the “Sixth Amendment Effective Date”):
(a)
The Pro Rata Agent shall have received a counterpart of this Sixth Amendment, executed and delivered by a duly authorized officer of each Borrower, each Subsidiary Guarantor, the Term Loan A Lenders and the Revolving Credit Lenders constituting the Required Pro Rata Facility Lenders immediately prior to the Sixth Amendment Effective Date and the Pro Rata Agent, in each case, in form and substance reasonably satisfactory to the Pro Rata Agent;

(b)
The Borrowers shall have paid to the Pro Rata Agent for the account of each Term Loan A Lender and Revolving Credit Lender party hereto that has delivered an executed counterpart to this Sixth Amendment to the Pro Rata Agent prior to 5:00 p.m. New York City time on Monday, April 24, 2023, a consent fee in an amount equal to 0.15% of the aggregate principal amount of such Lender’s Term Loan A Commitment and Revolving Credit Commitment, taken together, as applicable;
(c)
The Pro Rata Agent shall have received a certificate signed by a Responsible Officer of the Borrowers as to the matters set forth in paragraphs (d) and (e) of this SECTION 2;
(d)
No Default or Event of Default has occurred and is continuing both before and immediately after giving effect to the transactions contemplated hereby;

(e)
The representations and warranties of each Loan Party set forth in SECTION 3(b) of this Sixth Amendment are true and correct and the representations and warranties of each Loan Party set forth in SECTIONS 3(a) and (c) of this Sixth Amendment are true and correct in all material respects on and as of the Sixth Amendment Effective Date (immediately after giving effect to this Sixth Amendment) as if made on as of such date, except in the case of any representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect”; and
(f)
All fees and expenses required to be paid hereunder or pursuant to the Credit Agreement shall have been paid in full in cash or will be paid in full in cash on the Sixth Amendment Effective Date, including, without limitation, all reasonable and documented out-of-pocket expenses, including the reasonable and documented fees and expenses of Latham & Watkins LLP.

SECTION 3.
Representations and Warranties. To induce the other parties hereto to enter into this Sixth Amendment, each Loan Party represents and warrants to each of the Term Loan A Lenders and the Revolving Credit Lenders party hereto and the Pro Rata Agent that, as of the Sixth Amendment Effective Date:
(a)
This Sixth Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes, and the Credit Agreement, as amended by this Sixth Amendment constitutes, its legal, valid and binding obligation, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing;
(b)
The representations and warranties of each Loan Party set forth in Section 3 of the Credit Agreement (as amended by this Sixth Amendment) and the other Loan Documents are true and correct in all material respects on and as of the Sixth Amendment Effective Date (immediately after giving effect to this Sixth Amendment) as if made on as of such date, except in the case of any representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect”; provided, that the representations and warranties set forth in Section 3.19 of the Credit Agreement are qualified by (i) the information disclosed under the heading “Other Matters” in note 5 (Contingencies) to the condensed consolidated financial statements of Parent and its Subsidiaries in the 10-Q for the quarter ended March 31, 2021 and (ii) information publicly available as of the Sixth Amendment Effective Date, including as disseminated by Reuters or other news sources, in respect of charges against former Herbalife officers Yanliang Li, also known as Jerry Li, and Hongwei Yang, also known as Mary Yang for violation of the FCPA; and
(c)
After giving effect to this Sixth Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

SECTION 4.
Effects on Loan Documents. Except as specifically amended herein or contemplated hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Sixth Amendment shall not operate as a waiver, release or discharge of any right, power or remedy of any Lender or the Pro Rata Agent under any of the Loan Documents, nor constitute a waiver, release or discharge of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Pro Rata Agent under the Loan Documents. Each Borrower and each of the Subsidiary Guarantors acknowledges and agrees that, on and after the Sixth Amendment Effective Date, this Sixth Amendment and each of the other Loan Documents to be executed and delivered by the Borrower in connection herewith shall constitute a Loan Document for all purposes of the Credit Agreement, as amended by this Sixth Amendment. On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement, as amended by this Sixth Amendment, to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Sixth Amendment, and this Sixth Amendment and the Credit Agreement as amended by this Sixth Amendment shall be read together and construed as a single instrument. Nothing herein shall be deemed to entitle the Borrowers nor the Subsidiary Guarantors to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended by this Sixth Amendment or any other Loan Document in similar or different circumstances.
SECTION 5.
Indemnification. Each Borrower hereby confirms that the indemnification provisions set forth in Section 9.3 of the Credit Agreement as amended by this Sixth Amendment shall apply to this Sixth Amendment and the transactions contemplated hereby.
SECTION 6.
Amendments; Execution in Counterparts; Severability.
(a)
This Sixth Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each Borrower, each of the Subsidiary Guarantors, the Lenders party hereto and the Pro Rata Agent; and
(b)
To the extent any provision of this Sixth Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Sixth Amendment in any jurisdiction.
SECTION 7.
Reaffirmation. Each of the Reaffirming Parties, as party to the Credit Agreement and certain of the Collateral Documents and the other Loan Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (A) each Lien granted by it to the Pro Rata Agent or the Collateral Agent for the benefit of the Secured Parties and (B) any guaranties made by it pursuant to the Credit Agreement, (iii) acknowledges and agrees that the grants of security interests by it contained in the Collateral Documents shall remain in full force and effect after giving effect to the Sixth Amendment and that such security interests secure, and shall continue to secure following the Sixth Amendment Effective Date, the Obligations as described in the following clause (iv) and (iv) acknowledges and agrees that the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on, the Term A Loans and Revolving Loans under the Credit Agreement as amended by this Sixth Amendment. Nothing contained in this Sixth Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.
SECTION 8.
Pro Rata Agent. Each Borrower acknowledges and agrees that Rabobank, in its capacity as Term Loan A Agent and Revolver Administrative Agent under the Credit Agreement, will serve as Term Loan A Agent and Revolver Administrative Agent under this Sixth Amendment and under the Credit Agreement as amended by this Sixth Amendment.
SECTION 9.
Governing Law; Waiver of Jury Trial; Jurisdiction. This Sixth Amendment shall be construed in accordance with and governed by the law of the State of New York (without regard to the conflicts of law provisions thereof). EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ITS RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) ARISING OUT OF OR IN CONNECTION WITH THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS SIXTH AMENDMENT OR ANY OTHER LOAN DOCUMENT. The provisions of Section 9.9 and Section 9.10 of the Credit Agreement as amended by this Sixth Amendment are incorporated herein by reference, mutatis mutandis.
SECTION 10.
Headings. Section headings in this Sixth Amendment are included herein for convenience of reference only, are not part of this Sixth Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Sixth Amendment.
SECTION 11.
No Novation. By its execution of this Sixth Amendment, each of the parties hereto acknowledges and agrees that the terms of this Sixth Amendment do not constitute a novation, but, rather, a supplement of the terms of the pre-existing indebtedness and related agreements, as evidenced by the Credit Agreement.
SECTION 12.
Counterparts; Electronic Signatures. This Sixth Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Sixth Amendment or any document to be signed in connection with this Sixth Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their respective proper and duly authorized officers and managers as of the day and year first above written.

BORROWERS:

HLF FINANCING SaRL, LLC

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Manager

HERBALIFE LTD.

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Treasurer

HERBALIFE INTERNATIONAL
LUXEMBOURG S.À R.L.

By:	/s/ Hélène Dekhar
Name:	Hélène Dekhar
Title:	Class A Manager and authorized signatory

HERBALIFE INTERNATIONAL, INC.

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Treasurer

[Signature Page to Sixth Amendment]

SUBSIDIARY GUARANTORS:

HERBALIFE INTERNATIONAL OF AMERICA, INC.

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Treasurer

HERBALIFE INTERNATIONAL OF EUROPE, INC.

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Treasurer

HERBALIFE TAIWAN, INC.

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Treasurer

HERBALIFE INTERNATIONAL DO BRASIL LTDA.

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Treasurer

HERBALIFE KOREA CO., LTD.

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Treasurer

[Signature Page to Sixth Amendment]

HERBALIFE VENEZUELA HOLDINGS, LLC

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Treasurer

HERBALIFE MANUFACTURING LLC

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Treasurer

WH LUXEMBOURG INTERMEDIATE HOLDINGS S.À R.L. LLC

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Treasurer

HERBALIFE INTERNATIONAL (THAILAND), LTD.

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Treasurer

HERBALIFE VH INTERMEDIATE INTERNATIONAL, LLC

By:	VHSA LLC
By:	Herbalife International, Inc.

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Treasurer

[Signature Page to Sixth Amendment]

HERBALIFE VH INTERNATIONAL LLC

By:	Herbalife VH Intermediate International, LLC
By:	VHSA LLC
By:	Herbalife International, Inc.

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Treasurer

WH CAPITAL, LLC

By:	HLF Financing SaRL, LLC

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Manager

[Signature Page to Sixth Amendment]

HBL LUXEMBOURG HOLDINGS S.À R.L.

By:	/s/ Hélène Dekhar
Name:	Hélène Dekhar
Title:	Class A Manager and authorized signatory

By:	/s/ Nebil Belakhlef
Name:	Nebil Belakhlef
Title:	Class B Manager and authorized signatory

WH LUXEMBOURG HOLDINGS S.À R.L.

By:	/s/ Hélène Dekhar
Name:	Hélène Dekhar
Title:	Class A Manager and authorized signatory

By:	/s/ Eleni Dalmira
Name:	Eleni Dalmira
Title:	Class B Manager and authorized signatory

HV HOLDINGS LTD.

By:	/s/ Rishi Dalal
Name:	Rishi Dalal
Title:	President and Treasurer

WH INTERMEDIATE HOLDINGS LTD.

By:	/s/ Rishi Dalal
Name:	Rishi Dalal
Title:	President and Treasurer

[Signature Page to Sixth Amendment]

HBL LUXEMBOURG SERVICES S.À R.L.

By:	/s/ Hélène Dekhar
Name:	Hélène Dekhar
Title:	Class A Manager and authorized signatory

By:	/s/ Nebil Belakhlef
Name:	Nebil Belakhlef
Title:	Class B Manager and authorized signatory

HLF FINANCING, INC.

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Treasurer

HBL HOLDINGS LTD.

By:	/s/ Rishi Dalal
Name:	Rishi Dalal
Title:	Director

HBL IHB OPERATIONS S.À R.L.

By:	/s/ David Tademaru
Name:	David Tademaru
Title:	Class A Manager and authorized signatory

By:	/s/ Eleni Dalmira
Name:	Eleni Dalmira
Title:	Class B Manager and authorized signatory

[Signature Page to Sixth Amendment]

HERBALIFE LUXEMBOURG DISTRIBUTION S.À R.L.

By:	/s/ Hélène Dekhar
Name:	Hélène Dekhar
Title:	Manager and authorized signatory

By:	/s/ Nebil Belakhlef
Name:	Nebil Belakhlef
Title:	Manager and authorized signatory

[Signature Page to Sixth Amendment]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Term Loan A Agent, Revolver Administrative Agent, Issuing Bank, a Term Loan A Lender, a Revolving Credit Lender

By:	/s/ Eric Rogowski
Name: Eric Rogowski
Title: Managing Director

By:	/s/ Anthony Fidanza
Name: Anthony Fidanza
Title: Executive Director

[Signature Page to Sixth Amendment]

CITIZENS BANK, N.A., as a Term Loan A
Lender and a Revolving Credit Lender

By:	/s/ Darran Wee
Name: Darran Wee
Title: Senior Vice President

[Signature Page to Sixth Amendment]

CITICORP NORTH AMERICA, INC., as a Term Loan A Lender and a Revolving Credit Lender

By:	/s/ Raymond Gatcliffe
Name: Raymond Gatcliffe
Title: Vice President

[Signature Page to Sixth Amendment]

FIFTH THIRD BANK, NATIONAL
ASSOCIATION, as a Term Loan A Lender and a Revolving Credit Lender

By:	/s/ Sam Schuessler
Name: Sam Schuessler
Title: Principal

[Signature Page to Sixth Amendment]

MIZUHO BANK, LTD., as a Term Loan A Lender and a Revolving Credit Lender

By:	/s/ Tracy Rahn
	Name:	Tracy Rahn
	Title:	Executive Director

[Signature Page to Sixth Amendment]

COMERICA BANK, as a Term Loan A Lender and a Revolving Credit Lender

By:	/s/ Collin Miller
	Name:	Collin Miller
	Title:	Relationship Manager

[Signature Page to Sixth Amendment]

PNC BANK, NATIONAL ASSOCIATION (successor by merger to BBVA USA, an Alabama banking corporation), as a Term Loan A Lender and a Revolving Credit Lender

By:	/s/ Kendall Simmonds
	Name:	Kendall Simmonds
	Title:	SVP

[Signature Page to Sixth Amendment]

STANDARD CHARTERED BANK, as a Term Loan A Lender and a Revolving Credit Lender

By:	/s/ Kristopher Tracy
	Name:	Kristopher Tracy
	Title:	Director, Financing Solutions

[Signature Page to Sixth Amendment]

BANK OF AMERICA, N.A., as a Term Loan A
Lender and a Revolving Credit Lender

By:	/s/ Keith Suen
	Name:	Keith Suen
	Title:	Senior Vice President

[Signature Page to Sixth Amendment]

MUFG UNION BANK, N.A., as a Term Loan A Lender and a Revolving Credit Lender

By:	/s/ Erik Siegfried
	Name:	Erik Siegfried
	Title:	Vice President

[Signature Page to Sixth Amendment]

Banco Bilbao Vizcaya Argentaria, S.A. New York Branch, as a Term Loan A Lender and a Revolving Credit Lender

By:	/s/ Cara Younger
	Name:	Cara Younger
	Title:	Managing Director

By:	/s/ Miriam Trautmann
	Name:	Miriam Trautmann
	Title:	Managing Director

[Signature Page to Sixth Amendment]